                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12

                       The Hartford Mutual Funds II, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

                         [For Shareholders Holding through Intermediaries]

                                                             [THE HARTFORD LOGO]


IMPORTANT NOTICE
--------------------------------------------------------------------------------

                                                        August 9, 2005



                         THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                                September 7, 2005


We recently distributed proxy materials relating to a Joint Special Meeting of Shareholders of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., scheduled for SEPTEMBER 7, 2005, at 8:30 a.m., Eastern Time. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

We encourage you to utilize one of the following options today to record your vote:

1. BY PHONE: You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and entering the control number printed on the card.

2. BY INTERNET: You may cast your vote using the Internet by logging on to the Internet address printed on the enclosed proxy card and following the instructions on the website.

3. BY MAIL: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson Shareholders Communications, Inc. if their votes have not yet been received.

If you would like to view the proxy materials on the Internet, please visit www.hartfordinvestor.com, and click on the link to proxy information under "News & Highlights."

Thank you for your prompt attention to this matter.

                           [For Registered Shareholders who are Direct Owners]

                                                             [THE HARTFORD LOGO]


IMPORTANT NOTICE
--------------------------------------------------------------------------------

                                                August 5, 2005


                         THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                                September 7, 2005


We recently distributed proxy materials relating to a Joint Special Meeting of Shareholders of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., scheduled for SEPTEMBER 7, 2005, at 8:30 a.m., Eastern Time. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

We encourage you to utilize one of the following options today to record your vote:

1. BY PHONE: For automated telephone voting, call 1-866-241-6192, available 24 hours a day, and follow the recorded instructions. If you would like to speak to a proxy soliciting agent, call 1-888-999-3559. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11:00 p.m. and on Saturday from 12 p.m. to 6 p.m., Eastern Time.

2. BY INTERNET: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

3. BY MAIL: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.


                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson Shareholders Communications, Inc. if their votes have not yet been received.

If you would like to view the proxy materials on the Internet, please visit www.hartfordinvestor.com, and click on the link to proxy information under "News & Highlights."

Thank you for your prompt attention to this matter.